Exhibit 10
EXECUTION VERSION

AMENDMENT NO. 4 TO FIRST AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 4 TO FIRST AMENDED AND RESTATED RECEIVABLES PURCHASE AGREMEMENT (this “Amendment”) is entered into as of October 12, 2017, by and among Meredith Funding Corporation, a Delaware corporation (“Seller”), Meredith Corporation, an Iowa corporation (“Meredith”), as initial Servicer (the “Servicer”, together with Seller, the “Seller Parties” and each, a “Seller Party”), JPMorgan Chase Bank, N.A. (in its individual capacity as the sole “Financial Institution” and the “Purchaser”), and JPMorgan Chase Bank, N.A., as agent (together with its successors and assigns hereunder, the “Agent”), with respect to that certain First Amended and Restated Receivables Purchase Agreement among the parties hereto dated as of April 25, 2011 (as amended or modified prior to the date hereof, the “Existing Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “RPA”).
W I T N E S S E T H :
WHEREAS, the Seller Parties, the Purchaser and the Agent are parties to the Existing Agreement;
WHEREAS, Meredith, as guarantor (in such capacity, the “Guarantor”) has provided the Parent Guarantee, dated as of April 25, 2011 (as amended, supplemented or otherwise modified through the date hereof, the “Parent Guarantee”) to the Agent, for the benefit of the Persons named therein in relation to the obligations of the Seller under the Transaction Documents; and
WHEREAS, the parties desire to amend the Existing Agreement as hereinafter set forth, and the Guarantor desires to ratify the Parent Guarantee.
NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the RPA.
2.Amendment to Existing Agreement. The Existing Agreement is hereby amended as follows:

2.1    The definition of “Scheduled Termination Date” in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:
““Scheduled Termination Date” means October 18, 2019.”.
3.Representations and Warranties. In order to induce the Agent and the Purchaser to enter into this Amendment, each of the Seller Parties and the Guarantor, as applicable, hereby represents and warrants to the Agent and the Purchaser that after giving effect to the amendment contained in Section 2 above, (a) no Termination Event or Potential Termination Event exists and is continuing as of the Effective Date (as defined in Section 5 below), and (b) each of such Seller Party’s or Guarantor’s, as applicable, representations and warranties contained in Section 5.1 of the Existing Agreement and Section 5 of the Parent Guarantee is true and correct as of the Effective Date.
4.Ratification of Parent Guarantee. The Guarantor hereby acknowledges and agrees that, immediately after giving effect to this Amendment, the Parent Guarantee shall remain in full force and effect and is hereby ratified and confirmed in all respects.
5.Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) when the Agent has received the following:

(a)
counterparts of this Amendment, duly executed by the Seller Parties, the Agent and the Purchaser or other evidence satisfactory to the Agent of the execution and delivery of this Amendment by such parties;

(b)
counterparts of that certain eighth amended and restated fee letter, dated as of the date hereof (the “A&R Fee Letter”), among the Agent and the Seller, duly executed by each of the parties thereto or other evidence satisfactory to the Agent of the execution and delivery of the A&R Fee Letter by such parties; and

(c)	payment in full of all applicable fees as specified in the A&R Fee Letter.
6.Ratification of Existing Agreement. The Existing Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects.
7.Reference to Agreement. From and after the Effective Date hereof, each reference in the Existing Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Existing Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing Agreement, as modified by this Amendment.
8.Costs and Expenses. The Seller agrees to pay all costs, fees, and out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment and the A&R Fee Letter including the reasonable fees of the Agent’s legal counsel, Mayer Brown LLP, within thirty (30) days of presentation of a written invoice therefor.

9.CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
10.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
<signature pages follow>

IN WITNESS WHEREOF, the Seller Parties, the Guarantor, the Purchaser and the Agent have executed this Amendment as of the date first above written.

MEREDITH FUNDING CORPORATION, AS A SELLER PARTY

By: /s/ Kevin M. Wagner
Name: Kevin M. Wagner
Title:     President

MEREDITH Corporation, AS A SELLER PARTY AND AS GUARANTOR

By: /s/ Steven M. Cappaert
Name: Steven M. Cappaert
Title:     Corporate Controller

JPMORGAN CHASE BANK, N.A, AS A FINANCIAL INSTITUTION, PURCHASER AND AS AGENT

By: /s/ Richard Barritt
Name: Richard Barritt
Title: Vice President